Goodwill (Details Textual) - USD ($) $ in Millions	12 Months Ended
	Jun. 30, 2018	Jun. 30, 2017
Disclosure of reconciliation of changes in goodwill [line items]
Discount rate applied to cash flow projections	17.00%	12.00%
Growth rate used to extrapolate cash flow projections	2.00%	2.00%
Impairment loss recognised in profit or loss, intangible assets other than goodwill	$ 1.5
Net assets	7.3
Intangible assets	1.6
Fixed assets	$ 3.5